UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 13, 2016

Central Index Key Number of the issuing entity: 0001678740 Morgan Stanley Capital I Trust 2016-UBS11
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361 Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association

Central Index Key Number of the sponsor: 0001542256
Natixis Real Estate Capital LLC

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-03	13-3291626
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)
Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

1

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On August 25, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-UBS11 (the “Certificates”), was issued by Morgan Stanley Capital I Trust 2016-UBS11, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, certificate registrar, authenticating agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Sixty Soho” on Schedule I to the Pooling and Servicing Agreement (the “Sixty Soho Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Sixty Soho Whole Loan”) that includes the Sixty Soho Mortgage Loan and one pari passu promissory note, which is not an asset of the Issuing Entity (the “Sixty Soho Non-Serviced Pari Passu Companion Loan”). The Pooling and Servicing Agreement provides that the Sixty Soho Whole Loan is to be serviced and administered (i) until the securitization of the Sixty Soho Non-Serviced Pari Passu Companion Loan, under the Pooling and Servicing Agreement, and (ii) from and after the securitization of the Sixty Soho Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The Sixty Soho Non-Serviced Pari Passu Companion Loan was securitized on October 13, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled Wells Fargo Commercial Mortgage Trust 2016-NXS6 Commercial Mortgage Pass-Through Certificates, Series 2016-NXS6. Consequently, the Sixty Soho Whole Loan, including the Sixty Soho Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of October 1, 2016 (the “WFCM 2016-NXS6 PSA”), between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. The WFCM 2016-NXS6 PSA is attached hereto as Exhibit 4.3.

The servicing terms of the WFCM 2016-NXS6 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Sixty Soho Whole Loan, are substantially similar

2

to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole Loans; however, the servicing arrangements under such agreements differ in certain respects. For example:

•	The master servicer under the WFCM 2016-NXS6 PSA will earn a primary servicing fee with respect to the Sixty Soho Mortgage Loan that is to be calculated at 0.0025% per annum.

•	Special servicing fees, workout fees and liquidation fees payable to the special servicer under the WFCM 2016-NXS6 PSA with respect to the Sixty Soho Whole Loan are generally calculated in a manner similar, but not necessarily identical, to the corresponding fees under the Pooling and Servicing Agreement and are subject to certain additional or different offsets and thresholds which may affect the circumstances under which such fees are payable to such special servicer.

•	The special servicer under the WFCM 2016-NXS6 PSA will be entitled to a workout fee in respect of any workout of the Sixty Soho Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such workout fee will accrue at a rate equal to 1.0%, subject to a minimum fee of $25,000 and subject to certain adjustments and exceptions. The workout fee under the WFCM 2016-NXS6 PSA is not subject to a maximum amount.

•	The special servicer under the WFCM 2016-NXS6 PSA will be entitled to a liquidation fee in respect of any liquidation or other resolution of the Sixty Soho Mortgage Loan generally calculated in a manner similar, but not necessarily identical, to the corresponding fee under the Pooling and Servicing Agreement, and such liquidation fee will accrue at a rate equal to 1.0%, or if such rate would result in a liquidation fee less than $25,000, the liquidation fee will be equal to the lesser of (i) 3.0% and (ii) such lower rate as would result in an aggregate liquidation fee of $25,000. The liquidation fee under the WFCM 2016-NXS6 PSA is not subject to a maximum amount.

•	From time to time, the master servicer under the WFCM 2016-NXS6 PSA may be obligated to make servicing advances with respect to the Sixty Soho Whole Loan. Property protection advances on such Non-Serviced Whole Loan will be reimbursable, first, from collections on, and proceeds of, such Non-Serviced Whole Loan, and, to the extent the servicing advances are determined to be nonrecoverable, then from general collections on all Mortgage Loans included in the MSCI 2016-UBS11 trust, and from general collections of the trust established under the WFCM 2016-NXS6 PSA on a pro rata basis (based on each such loan’s outstanding principal balance).

•	With respect to the Sixty Soho Mortgage Loan, the servicing provisions of the WFCM 2016-NXS6 PSA relating to collecting operating information are similar but not identical to those of the Pooling and Servicing Agreement.

•	The requirement of the master servicer under the WFCM 2016-NXS6 PSA to make compensating interest payments in respect of the Sixty Soho Mortgage Loan is substantially similar to the requirement of the master servicer to make Compensating Interest Payments in respect of the Mortgage Loans serviced under the Pooling and Servicing Agreement.

•	The master servicer under the WFCM 2016-NXS6 PSA and the special servicer under the WFCM 2016-NXS6 PSA (a) have rights related to resignation that are similar to those of the master servicer and the special servicer under the Pooling and Servicing Agreement and (b) are subject to servicer termination events similar but not identical to those in the Pooling and Servicing Agreement.
3

•	The servicing transfer events of the WFCM 2016-NXS6 PSA that would cause the Sixty Soho Mortgage Loan to become specially serviced are similar, but not identical, in all material respects to the corresponding provisions under the Pooling and Servicing Agreement.

•	Under the WFCM 2016-NXS6 PSA, the special servicer, rather than the master servicer, is responsible for processing major decisions with respect to non-specially serviced loans.

•	The specific types of actions constituting major decisions under the WFCM 2016-NXS6 PSA differ in certain respects from those actions that constitute Major Decisions under the Pooling and Servicing Agreement, and therefore the specific types of servicer actions with respect to which the applicable directing certificateholder under the WFCM 2016-NXS6 PSA will be permitted to consent will correspondingly differ.

•	The liability of the parties to the WFCM 2016-NXS6 PSA will be limited in a manner similar, but not necessarily identical, to the liability of the parties to the Pooling and Servicing Agreement.

•	While the special servicer under the Pooling and Servicing Agreement and the special servicer under WFCM 2016-NXS6 PSA must each resign as special servicer with respect to a mortgage loan if it becomes affiliated with the related borrower under such mortgage loan, the particular types of affiliations that trigger such resignation obligation, as well as the parties that are entitled to appoint a successor special servicer, differ as between the Pooling and Servicing Agreement and the WFCM 2016-NXS6 PSA.

•	Collections on the Sixty Soho Mortgage Loan will be maintained under the WFCM 2016-NXS6 PSA in a manner similar, but not necessarily identical, to collections on the Mortgage Loans serviced under the Pooling and Servicing Agreement, provided that rating requirements for accounts and permitted investments may vary under those two pooling and servicing agreements.

•	The WFCM 2016-NXS6 PSA may differ from the Pooling and Servicing Agreement in certain respects relating to one or more of the following: timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

Wells Fargo Bank, National Association serves as master servicer under the WFCM 2016-NXS6 PSA, which governs the servicing of the Sixty Soho Mortgage Loan and as master servicer under WFCM 2016-BNK1 PSA, which governs the servicing of the Vertex Pharmaceuticals HQ Mortgage Loan. Accordingly, Wells Fargo Bank, National Association serves as primary servicer with respect to approximately 11.4% of the MSCI 2016-UBS11 mortgage pool (by outstanding pool balance).

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)       Exhibits:

4.3       Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

	By:	/s/ Jane Lam
Name: Jane Lam Title: Vice President

Date: October 19, 2016

5

EXHIBIT INDEX

Exhibit Number	Description
4.3	Pooling and Servicing Agreement, dated as of October 1, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.

6